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                                  EXHIBIT 23.1










                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the use of our reports and all references to our firm included in or made a part of this Form 10-K.



                                                 /s/ ARTHUR ANDERSEN LLP


Columbia, South Carolina,
March 20, 1997.